Exhibit 10.2

SECURITY AGREEMENT

SECURITY AGREEMENT, dated as of June 29, 2009, made by VIRTUSA CORPORATION, a Delaware corporation with its chief executive office at 2000 West Park Drive, Westborough, MA  01581 at (“Debtor”), in favor of JPMORGAN CHASE BANK, N.A., a national banking association having an office at Two Corporate Drive, Shelton, CT  06484 (the “Secured Party”).

PREAMBLE

WHEREAS, Debtor is party to that certain ISDA Master Agreement by and between Debtor and Secured Party dated as of January 28, 2008, pursuant to which Debtor has certain direct obligations to Secured Party with respect to foreign exchange transactions between Debtor and Secured Party (the “ISDA Agreement”), and further Debtor is party to that certain Guaranty dated as of June 29, 2009, in favor of Secured Party (as may be amended and/or restated, the “Guaranty”), pursuant to the terms of which Debtor has unconditionally guaranteed all of the obligations and liabilities of any nature whatsoever of Virtusa UK Limited (“Virtusa UK”) arising with respect to foreign exchange transactions between Virtusa UK and Secured Party, including without limitation those transactions as evidenced by that certain Foreign Exchange Master Agreement, dated as of June 29, 2009 by and between Secured Party and Virtusa UK and documents executed and delivered in connection therewith (as may be amended and/or restated, the “Master Agreement”); and

WHEREAS, as an inducement to Secured Party to extend foreign exchange transactions and other financial accommodations to Debtor and Virtusa UK, Debtor has agreed to grant to Secured Party as security for the Obligations (as defined below), a security interest in the Collateral (as defined below).

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor and Secured Party (and each of their respective successors and assigns), intending to be bound legally, hereby agree as follows:

1.                                      Definitions; Rules of Interpretation.  All capitalized terms used herein without definitions (whether in the plural or singular form) shall have the respective meanings provided therefor in the ISDA Agreement and the Guaranty.  The term “Obligations” shall refer collectively to the term “Obligations” as defined in both the ISDA Agreement and the Guaranty and all obligations and liabilities of Debtor arising pursuant to such agreements. The term “Event of Default” shall have the meaning provided therefor in the Master Agreement and the ISDA Agreement.  The term “State”, as used herein, means the State of New York. All terms defined in the Uniform Commercial Code of the State and used herein shall have the same definitions herein as specified therein.  However, if a term is defined in Article 9 of the Uniform Commercial Code of the State differently than in another Article of the Uniform Commercial Code of the State, the term has the meaning specified in Article 9. No reference to “proceeds” in this Agreement authorizes any sale, transfer, or other disposition of Collateral by Debtor.

2.                                      Grant of Security Interest.

Debtor hereby grants to Secured Party, its successors and assigns, to secure the payment and performance in full of any and all of the Obligations, a security interest in, and so pledges and assigns to Secured Party, its successors and assigns, the following properties, assets and rights of Debtor, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (all of the same being hereinafter called the “Collateral”): all personal and fixture property of every kind and nature including, without limitation, all goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts, chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property, supporting obligations, any other contract rights or rights to the payment of money, insurance claims and proceeds, and all general intangibles (including all payment intangibles). Secured Party acknowledges that the attachment of its security interest in any commercial tort claim as original collateral is subject to the Debtor’s compliance with §4.7.

3.                                      Authorization to File Financing Statements.  Debtor hereby irrevocably authorizes Secured Party at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of Debtor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the State or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) provide any other information required by part 5 of Article 9 of the Uniform Commercial Code of the State, or such other jurisdiction, for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether Debtor is an organization, the type of organization and any organizational identification number issued to Debtor, and (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Debtor agrees to furnish any such information to Secured Party promptly upon Secured Party’s request. Debtor also ratifies its authorization for Secured Party to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

4.                                      Other Actions.  To further the attachment, perfection and first priority of, and the ability of Secured Party to enforce, Secured Party’s security interest in the Collateral, and without limitation on Debtor’s other obligations in this Agreement, Debtor agrees, in each case at Debtor’s expense, to take the following actions with respect to the following Collateral:

4.1                                Promissory Notes and Tangible Chattel Paper.  If Debtor shall at any time hold or acquire any promissory notes or tangible chattel paper, Debtor shall forthwith endorse, assign and deliver the same to Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as Secured Party may from time to time specify.

4.2                                Deposit Accounts.  For each deposit account that Debtor at any time opens or maintains, Debtor shall, at Secured Party’s request and option, pursuant to an agreement in form and substance reasonably satisfactory to Secured Party, either (a) cause the depositary bank to comply at any time with instructions from Secured Party to such depositary bank directing the disposition of funds from time to time credited to such deposit account, without further consent of Debtor, or (b) arrange for Secured Party to become the customer of the depositary bank with respect to the deposit account, with Debtor being permitted, only with the consent of Secured Party, to exercise rights to withdraw funds from such deposit account. Secured Party agrees with Debtor that Secured Party shall not give any such instructions or withhold any withdrawal rights from Debtor, unless an Event of Default has occurred and is continuing, or would occur if effect were given to any withdrawal not otherwise permitted by the Transaction Documents. The provisions of this paragraph shall not apply to (i) any deposit account for which Debtor, the depositary bank and Secured Party have entered into a cash collateral agreement specially negotiated among Debtor, the depositary bank and Secured Party for the specific purpose set forth therein, (ii) a deposit account for which Secured Party is the depositary bank and is in automatic control, and (iii) deposit accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of Debtor’s salaried employees.

4.3                                Investment Property.  If Debtor shall at any time hold or acquire any certificated securities, Debtor shall forthwith endorse, assign and deliver the same to Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as Secured Party may from time to time specify.  If any securities now or hereafter acquired by Debtor are uncertificated and are issued to Debtor or its nominee directly by the issuer thereof, Debtor shall immediately notify Secured Party thereof and, at Secured Party’s request and option, pursuant to an agreement in form and substance satisfactory to Secured Party, either (a) cause the issuer to agree to comply with instructions from Secured Party as to such securities, without further consent of Debtor or such nominee, or (b) arrange for Secured Party to become the registered owner of the securities.  If any securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by Debtor are held by Debtor or its nominee through a securities intermediary or commodity intermediary, Debtor shall immediately notify Secured Party thereof and, at Secured Party’s request and option, pursuant to an agreement in form and substance satisfactory to Secured Party, either (i) cause such securities intermediary or (as the case may be) commodity intermediary to agree to comply with entitlement orders or other instructions from Secured Party to such securities intermediary as to such securities or other investment property, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by Secured Party to such commodity intermediary, in each case without further consent of Debtor or such nominee, or (ii) in the case of financial assets or other investment property held through a securities intermediary, arrange for Secured Party to become the entitlement holder with respect to such investment property, with Debtor being permitted, only with the consent of Secured Party, to exercise rights to withdraw or otherwise deal with such investment property.  Secured Party agrees with Debtor that Secured Party shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by Debtor, unless an Event of Default has occurred and is continuing, or, after giving effect to any such investment and withdrawal rights not otherwise permitted by the Transaction Documents, would occur. The provisions of this paragraph shall not apply to any financial assets credited to a securities account for which Secured Party is the securities intermediary.

4.4                                Collateral in the Possession of a Bailee.  If any Collateral is at any time in the possession of a bailee, the applicable Debtor shall promptly notify Secured Party thereof and, at Secured Party’s request and option, shall promptly obtain an acknowledgement from the bailee, in form and substance satisfactory to Secured Party, that the bailee holds such Collateral for the benefit of Secured Party, and that such bailee agrees to comply, without further consent of Debtor, with instructions from Secured Party as to such Collateral. Secured Party agrees with Debtor that Secured Party shall not give any such instructions unless an Event of Default has occurred and is continuing or would occur after taking into account any action by Debtor with respect to the bailee.

4.5                                Electronic Chattel Paper and Transferable Records.  If Debtor at any time holds or acquires an interest in any electronic chattel paper or any “transferable record,” as that term is defined in Section 201 of the federal Electronic Signatures in Global and National Commerce Act, or in §16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, Debtor shall promptly notify Secured Party thereof and, at the request and option of Secured Party, shall take such action as Secured Party may reasonably request to vest in Secured Party control, under §9-105 of the Uniform Commercial Code, of such electronic chattel paper or control under Section 201 of the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, §16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. Secured Party agrees with Debtor that Secured Party will arrange, pursuant to procedures reasonably satisfactory to Secured Party and so long as such procedures will not result in Secured Party’s loss of control, for Debtor to make alterations to the electronic chattel paper or transferable record permitted under UCC §9-105 or, as the case may be, Section 201 of the federal Electronic Signatures in Global and National Commerce Act or §16 of the Uniform Electronic Transactions Act for a party in control to make without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by Debtor with respect to such electronic chattel paper or transferable record.

4.6                                Letter-of-Credit Rights.  If Debtor is at any time a beneficiary under a letter of credit, Debtor shall promptly notify Secured Party thereof and, at the request and option of Secured Party, Debtor shall, pursuant to an agreement in form and substance satisfactory to Secured Party, either (i) arrange for the issuer and any confirmer or other nominated person of such letter of credit to consent to an assignment to Secured Party of the proceeds of the letter of credit or (ii) arrange for Secured Party to become the transferee beneficiary of the letter of credit, with Secured Party agreeing, in each case, that so long as an Event of Default has occurred and is continuing (i) the proceeds of the letter of credit may be held by Secured Party as cash collateral for the Obligations or (ii) Secured Party may, at its sole option, disburse from time to time all or any part of such proceeds so held as cash collateral, upon such terms and conditions as Secured Party may reasonably prescribe, directly to the applicable Debtor, or Secured Party may apply all or any part of such proceeds to the Obligations in such order or preference as Secured Party may determine, in its sole discretion.

4.7                                Commercial Tort Claims.  If Debtor shall at any time hold or acquire a commercial tort claim, Debtor shall immediately notify Secured Party in a writing signed by Debtor of the particulars thereof and grant to Secured Party in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to Secured Party.

4.8                                Other Actions as to any and all Collateral.  Debtor further agrees, at the request and option of Secured Party, to take any and all other actions Secured Party may reasonably determine to be necessary or useful for the attachment, perfection and first priority of, and the ability of Secured Party to enforce, Secured Party’s security interest in any and all of the Collateral, including, without limitation, (a) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the Uniform Commercial Code, to the extent, if any, that Debtor’s signature thereon is required therefor, (b) causing Secured Party’s name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of Secured Party to enforce, Secured Party’s security interest in such Collateral, (c) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of Secured Party to enforce, Secured Party’s security interest in such Collateral, (d) obtaining governmental and other third party waivers, consents and approvals in form and substance reasonably satisfactory to Secured Party, including, without limitation, any consent of any licensor, lessor or other person obligated on Collateral, (e) obtaining waivers from mortgagees and landlords in form and substance reasonably satisfactory to Secured Party and (f) taking all actions under any earlier versions of the Uniform Commercial Code or under any other law, as reasonably determined by Secured Party to be applicable in any relevant Uniform Commercial Code or other jurisdiction, including any foreign jurisdiction.

5.                                      Relation to Other Security Documents.  The provisions of this Agreement supplement the provisions of any real estate mortgage or deed of trust granted by Debtor to Secured Party which secures the payment or performance of any of the Obligations.  Nothing contained in any such real estate mortgage or deed of trust shall derogate from any of the rights or remedies of Secured Party hereunder.

6.                                      Representations and Warranties Concerning Debtor’s Legal Status.  Debtor represents and warrants to Secured Party as follows: (a) Debtor’s exact legal name is that indicated on the signature page hereof, (b) Debtor is a corporation organized in the State of Delaware, (c) Debtor’s principal place of business and chief executive office is located at  2000 West Park Drive, Westborough, MA  01581, and (d) Debtor’s organizational identification number issued by the state of its organization is                     .

7.                                      Covenants Concerning Debtor’s Legal Status. Debtor covenants with Secured Party as follows: (a) without providing at least 30 days prior written notice to Secured Party, Debtor will not change its name, its place of business or, if more than one, chief executive office, or its mailing address or organizational identification number if it has one, (b) if Debtor does not have an organizational identification number and later obtains one, Debtor shall forthwith notify Secured Party of such organizational identification number, and (c) Debtor will not change its type of organization, jurisdiction of organization or other legal structure.

8.                                      Representations and Warranties Concerning Collateral, Etc. Debtor further represents and warrants to Secured Party as follows: (a) Debtor is the owner of the Collateral, free from any right or claim any person or any adverse lien, security interest or other encumbrance, except for the security interest created by this Agreement and a security interest granted in favor of RBS Citizens, National Association (“Citizens”), (b) none of the Collateral constitutes, or is the proceeds of, “farm products” as defined in §9-102(a)(34) of the Uniform Commercial Code of the State, (c) except as set forth on Schedule 8 hereto, none of the account debtors or other persons obligated on any of the Collateral is a governmental authority covered by the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral, (d) Debtor holds no commercial tort claim as of the date hereof, and (e) Debtor has at all times operated its business in material compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances.

9.                                      Covenants Concerning Collateral, Etc. Debtor further covenants with Secured Party as follows: (a) the Collateral, to the extent not delivered to Secured Party pursuant to §4, will be kept at Debtor’s principal place of business and Debtor will not remove the Collateral from such locations, except in the ordinary course of business, without providing at least 30 days prior written notice to Secured Party, (b) except for the security interest herein granted and granted to Citizens, Debtor shall be the owner of the Collateral free from any right or claim of any other person, lien, security interest or other encumbrance, and Debtor shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to Secured Party or any, (c) Debtor shall not pledge, mortgage or create, or suffer to exist any right of any person in or claim by any person to the Collateral, or any security interest, lien or encumbrance in the Collateral in favor of any person, other than Secured Party, except for the liens or encumbrances granted to Citizens, (d) Debtor will keep the Collateral in good order and repair and will not use the same in violation of law or any policy of insurance thereon, (e) Debtor will permit Secured Party, or its designee, to inspect the Collateral at any reasonable time during normal business hours, wherever located, (f) Debtor will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of such Collateral or incurred in connection with this Agreement, (g) Debtor will continue to operate its business in material compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances, and (h) Debtor will not sell or otherwise dispose, or offer to sell or otherwise dispose, of the Collateral or any interest therein except for (i) sales of inventory in the ordinary course of business..

10.                               Insurance.

10.1                          Maintenance of Insurance.  Debtor will maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with general practices of businesses engaged in similar activities in similar geographic areas.  Such insurance shall be in such minimum amounts that Debtor will not be deemed a co-insurer under applicable insurance laws, regulations and policies and otherwise shall be in such amounts, contain such terms, be in such forms and be for such periods as may be reasonably satisfactory to Secured Party.  In addition, all such insurance shall be payable to Secured Party, its successors and assigns, as loss payee under a loss payee clause which is in form and content satisfactory to Secured Party. Without limiting the foregoing, Debtor will (i) keep all of its physical property insured with casualty or physical hazard insurance on an “all risks” basis, with broad form flood and earthquake coverages and electronic data processing coverage, with a full replacement cost endorsement and an “agreed amount” clause in an amount equal to 100% of the full replacement cost of such property, (ii) maintain all such workers’ compensation or similar insurance as may be required by law and (iii) maintain, in amounts and with deductibles equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, general public liability insurance against claims of bodily injury, death or property damage occurring, on, in or about the properties of Debtor; business interruption insurance; and product liability insurance. Such insurance maintained by Debtor shall include, without limitation, insurance coverage on Collateral in the possession of Secured Party or any Lender or their respective agents or contractors. Debtor, and any other obligor by becoming bound by this Agreement, hereby indemnifies Secured Party against any loss or damage to Collateral not insured by Debtor and for any deficiency in any effective insurance coverage required to be maintained by Debtor pursuant to this §10.1, which indemnification obligation shall constitute part of the Obligations.

10.2                          Insurance Proceeds.  The proceeds of any casualty insurance in respect of any casualty loss of any of the Collateral shall, subject to the rights, if any, of other parties with an interest having priority in the property covered thereby, (i) so long as no Default or Event of Default has occurred and is continuing, be disbursed to the applicable Debtor for direct application by Debtor solely to the repair or replacement of Debtor’s property so damaged or destroyed and (ii) in all other circumstances, be held by Secured Party as cash collateral for the Obligations.  Secured Party may, at its sole option, disburse from time to time all or any part of such proceeds so held as cash collateral, upon such terms and conditions as Secured Party may reasonably prescribe, for direct application by the applicable Debtor solely to the repair or replacement of Debtor’s property so damaged or destroyed, or Secured Party may apply all or any part of such proceeds to the Obligations in such order or preference as Secured Party may determine, in its sole discretion.

10.3                           Continuation of Insurance.  All policies of insurance shall provide for at least 30 days prior written cancellation notice to Secured Party. In the event of failure by Debtor to provide and maintain insurance as herein provided, Secured Party may, at its option, provide such insurance and charge the amount thereof to the applicable Debtor.  Debtor shall furnish Secured Party with certificates of insurance and policies evidencing compliance with the foregoing insurance provision.

11.                               Collateral Protection Expenses; Preservation of Collateral.

11.1                         Expenses Incurred by Secured Party.  In Secured Party’s discretion, if Debtor fails to do so, Secured Party may discharge taxes and other encumbrances, other than Permitted Liens, at any time levied or placed on any of the Collateral, maintain any of the collateral, make repairs thereto and pay any necessary filing fees or insurance premiums.  Debtor agrees to reimburse Secured Party on demand for all expenditures so made.  Secured Party shall have no obligation to Debtor to make any such expenditures, nor shall the making thereof be construed as the waiver or cure of any Default or Event of Default.

11.2                         Secured Party’s Obligations and Duties.  Anything herein to the contrary notwithstanding, Debtor shall remain obligated and liable under each contract or agreement comprising the Collateral to be observed or performed by Debtor thereunder. Secured Party shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by Secured Party of any payment relating to any of the Collateral, nor shall Secured Party be obligated in any manner to perform any of the obligations of Debtor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by Secured Party in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to Secured Party or to which Secured Party may be entitled at any time or times.  Secured Party’s sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under §9-207 of the Uniform Commercial Code of the State or otherwise, shall be to deal with such Collateral in the same manner as Secured Party deals with similar property for its own account.

12.                               Securities and Deposits.  Secured Party may at any time following and during the continuance of a Default and Event of Default, at its option, transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Obligations. Whether or not any Obligations are due, Secured Party may following and during the continuance of a Default and Event of Default demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral.  Regardless of the adequacy of Collateral or any other security for the Obligations, any deposits or other sums at any time credited by or due from Secured Party or any Lender to Debtor may at any time be applied to or set off against any of the Obligations.

13.                               Notification to Account Debtor and Other Persons Obligated on Collateral.  If a Default or an Event of Default shall have occurred and be continuing, Debtor shall, at the request and option of Secured Party, notify account debtors and other persons obligated on any of the Collateral of the security interest of Secured Party in any account, chattel paper, general intangible, instrument or other Collateral and that payment thereof is to be made directly to Secured Party or to any financial institution designated by Secured Party as Secured Party’s agent therefor, and Secured Party may itself, if an Event of Default shall have occurred and be continuing, without notice to or demand upon Debtor, so notify account debtors and other persons obligated on Collateral.  After the making of such a request or the giving of any such notification, Debtor shall hold any proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by Debtor as trustee for Secured Party without commingling the same with other funds of Debtor and shall turn the same over to Secured Party in the identical form received, together with any necessary endorsements or assignments.  Secured Party shall apply the proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by Secured Party to the Obligations, such proceeds to be immediately credited after final payment in cash or other immediately available funds of the items giving rise to them.

14.                               Power of Attorney.

14.1                         Appointment and Powers of Secured Party.  Debtor hereby irrevocably constitutes and appoints Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of each Debtor or in Secured Party’s own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or useful to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of each Debtor, without notice to or assent by Debtor, to do the following:

(a)                                 upon the occurrence and during the continuance of a Default or an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise dispose of or deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of the State and as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Debtor’s expense, at any time, or from time to time, all acts and things which Secured Party deems necessary or useful to protect, preserve or realize upon the Collateral and Secured Party’s security interest therein, in order to effect the intent of this Agreement, all at least as fully and effectively as Debtor might do, including, without limitation, (i) upon written notice to the applicable Debtor, the exercise of voting rights with respect to voting securities, which rights may be exercised, if Secured Party so elects, with a view to causing the liquidation of assets of the issuer of any such securities, and (ii) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and

(b)                                to the extent that Debtor’s authorization given in §3 is not sufficient, to file such financing statements with respect hereto, with or without Debtor’s signature, or a photocopy of this Agreement in substitution for a financing statement, as Secured Party may deem appropriate and to execute in Debtor’s name such financing statements and amendments thereto and continuation statements which may require Debtor’s signature.

14.2                         Ratification by Debtor.  To the extent permitted by law, Debtor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof.  This power of attorney is a power coupled with an interest and is irrevocable.

14.3                         No Duty on Secured Party.  The powers conferred on Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Secured Party shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to Debtor for any act or failure to act, except for Secured Party’s own gross negligence or willful misconduct.

15.                               Rights and Remedies.  If an Event of Default shall have occurred and be continuing, Secured Party, without any other notice to or demand upon Debtor, shall have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code of the State and any additional rights and remedies which may be provided to a secured party in any jurisdiction in which Collateral is located, including, without limitation, the right to (a) take possession of the Collateral, and for that purpose Secured Party may, so far as Debtor can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom, and (b) locate, disable or to take possession of the Collateral by electronic, digital, magnetic or wireless optical electromagnetic or similar means after giving any notices required under applicable law.  Secured Party may in its discretion require Debtor to assemble all or any part of the Collateral at such location or locations within the jurisdiction(s) of Debtor’s principal office(s) or at such other locations as Secured Party may reasonably designate.  Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party shall give to Debtor at least ten Business Days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made.  Debtor hereby acknowledges that ten Business Days prior written notice of such sale or sales shall be reasonable notice.  In addition, Debtor waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of Secured Party’s rights and remedies hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.

16.                               Standards for Exercising Rights and Remedies.  To the extent that applicable law imposes duties on Secured Party to exercise remedies in a commercially reasonable manner, Debtor acknowledges and agrees that it is not commercially unreasonable for Secured Party (a) to fail to incur expenses reasonably deemed significant by Secured Party to prepare Collateral for disposition or otherwise to fail to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to fail to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as Debtor, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, (k) to purchase insurance or credit enhancements to insure Secured Party against risks of loss, collection or disposition of Collateral or to provide to Secured Party a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate by Secured Party, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist Secured Party in the collection or disposition of any of the Collateral. Debtor acknowledges that the purpose of this §16 is to provide non-exhaustive indications of what actions or omissions by Secured Party would fulfill Secured Party’s duties under the Uniform Commercial Code or other law of the State or any other relevant jurisdiction in Secured Party’s exercise of remedies against the Collateral and that other actions or omissions by Secured Party shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this §16.  Without limitation upon the foregoing, nothing contained in this §16 shall be construed to grant any rights to Debtor or to impose any duties on Secured Party that would not have been granted or imposed by this Agreement or by applicable law in the absence of this §16.

17.                               No Waiver by Secured Party, etc.  Secured Party shall not be deemed to have waived any of its rights or remedies in respect of the Obligations or the Collateral unless such waiver shall be in writing and signed by Secured Party.  No delay or omission on the part of Secured Party in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy.  A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.  All rights and remedies of Secured Party with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as Secured Party deems expedient.

18.                               Suretyship Waivers by Debtor.  Debtor waives demand, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other notices of any description.  With respect to both the Obligations and the Collateral, Debtor assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as Secured Party may deem advisable.  Secured Party shall have no duty as to the collection or protection of the Collateral or any income therefrom, the preservation of rights against prior parties, or the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in §11.2.  Debtor further waives any and all other suretyship defenses.

19.                               Marshalling.  Secured Party shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising.  To the extent that it lawfully may, Debtor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of Secured Party’s rights and remedies under this Agreement, the Guaranty or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, Debtor hereby irrevocably waives the benefits of all such laws.

20.                               Proceeds of Dispositions; Expenses. Debtor shall pay to Secured Party on demand any and all expenses, including reasonable attorneys’ fees and disbursements, reasonably incurred or paid by Secured Party in protecting, preserving or enforcing Secured Party’s rights and remedies under or in respect of any of the Obligations or any of the Collateral.  After deducting all of said expenses, the residue of any proceeds of collection or sale or other disposition of the Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as Secured Party may determine, in its sole discretion, proper allowance and provision being made for any Obligations not then due.  Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Sections 9-608(a)(1)(C) or 9-615(a)(3) of the Uniform Commercial Code of the State, any excess shall be returned to the Debtor.  In the absence of final payment and satisfaction in full of all of the Obligations, Debtor shall remain liable for any deficiency.

21.                               [Intentionally Deleted.]

22.                               Termination.  This Agreement and the security interest granted hereby shall terminate upon the final and indefeasible payment in full of all of the Obligations and the termination of the Commitments.

23.                               Notices.  All notices, demands, requests, and other communications given under this Agreement shall only be effective if they are (a) in writing, (b) sent by hand delivery, by facsimile transmission, by reputable express delivery service, or by certified or registered mail, postage prepaid, and (c) actually received by the addressee (if delivered by hand or express delivery service, or sent by facsimile transmission), or on the date five (5) Business Days after dispatch (if mailed by certified or registered mail), addressed to the intended recipient at the address set forth in the preamble to this Agreement, or to such other address (and/or facsimile transmission number) as Debtor or Secured Party, as the case may be, shall have specified in the latest unrevoked notice sent to the other in accordance with this §23.

24.                               Governing Law; Consent to Jurisdiction.  THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).  Debtor agrees that any action or claim arising out of, or any dispute in connection with, this Agreement, any rights, remedies, obligations, or duties hereunder, or the performance or enforcement hereof or thereof, may be brought in the courts of the State or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon Debtor by mail at the address specified in §23 hereof.  Debtor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient forum.

23.                               Additional Waivers.  TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH DEBTOR HEREBY WAIVES DEMAND, PRESENTMENT FOR PAYMENT, PROTEST, NOTICE OF PROTEST, NOTICE OF DISHONOR, DILIGENCE IN COLLECTION, NOTICE OF NONPAYMENT OF THIS AGREEMENT AND THE NOTES AND ANY AND ALL NOTICES OF A LIKE NATURE.  FURTHER, TO THE EXTENT NOT OTHERWISE EXPRESSLY PROVIDED HEREIN, EACH DEBTOR EXPRESSLY WAIVES ALL DEFENSES BASED UPON SURETYSHIP OR IMPAIRMENT OF COLLATERAL. DEBTOR ACKNOWLEDGES AND STIPULATES THAT THE WAIVERS GRANTED ABOVE ARE MADE KNOWINGLY AND FREELY AND AFTER FULL CONSULTATION WITH COUNSEL.

26.                               Entire Agreement; Severability.

23.1                         Entire Agreement. This Agreement is intended by the parties as the final, complete and exclusive statement of the transactions evidenced by this Agreement. All prior or contemporaneous promises, agreements and understandings, whether oral or written, are deemed to be superseded by this Agreement, and no party is relying on any promise, agreement or understanding not set forth in this Agreement. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto and thereto, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

23.2                         Severability. If any one or more terms or provisions contained in this Agreement or the application thereof to any circumstance shall, in any jurisdiction and to any extent, be held invalid, illegal or unenforceable, such terms or provisions shall be ineffective as to such jurisdiction only to the extent of such invalidity, illegality or unenforceability without invalidating or rendering unenforceable the remaining terms and provisions hereof or thereof or the application of such term or provision to circumstances other than those as to which it is held invalid, illegal or unenforceable.  The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

24.                               Miscellaneous.  The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof.  This Agreement and all rights and obligations hereunder shall be binding upon Debtor and its respective successors and assigns, and shall inure to the benefit of Secured Party and its successors and assigns.  Debtor acknowledges receipt of a copy of this Agreement.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

THE NEXT PAGE IS THE SIGNATURE PAGE

IN WITNESS WHEREOF, intending to be legally bound, Debtor has caused this Security Agreement to be duly executed as of the date first above written.

VIRTUSA CORPORATION

		By	/s/Paul D. Tutun
Name: Paul D. Tutun
Title: Vice President and General Counsel

Accepted:

JPMORGAN CHASE BANK, N.A.

By	/s/ James P. Murphy
Name: James P. Murphy
Title: Vice President

Signature Page to Security Agreement - Borrower